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                            FORM OF TELIGENT, INC.
                          1997 STOCK INCENTIVE PLAN


1.       Purpose.

                  The purpose of the Teligent, Inc. 1997 Stock Incentive Plan (the "Plan") is to align the interests of officers, other employees, directors and consultants of Teligent, Inc., a Delaware corporation ("Teligent") and its subsidiaries, now held or hereafter acquired (collectively, the "Company"), with those of the stockholders of Teligent; to attract, motivate and retain the best available executive personnel and key employees of the Company by permitting them to acquire an, or increase their, equity interest in Teligent; to reinforce corporate, organizational and business-development goals; and to reward the performance of individual officers and other employees in fulfilling their personal responsibilities for long-range achievements.

2.       Definitions.

                  The following terms, as used herein, shall have the following meanings:

         (a) "Award" shall mean any Option (including Conversion Options), SAR or Restricted Stock Award granted pursuant, or which is otherwise subject, to the Plan.

         (b) "Award Agreement" shall mean any written agreement, contract or other instrument or document between Teligent and a Participant evidencing an Award.

         (c) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

         (d)      "Board" shall mean the Board of Directors of Teligent.

         (e)      "Change in Control" shall have the meaning set forth in
                  Section 8(f) hereof.



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         (f)      "Code" shall mean the Internal Revenue Code of 1986, as
                  amended from time to time.

         (g) "Committee" shall mean the Compensation Committee or other committee of the Board which, in accordance with Section 3 of the Plan, may be authorized to grant Awards.


         (h) "Company" shall have the meaning set forth in Section 1 hereof.

         (i) "Conversion Options" shall mean the Options which result from the conversion, in connection with the Initial Offering, of the Company Appreciation Rights granted under that certain employment agreement, dated as of September 1, 1996, by and between Teligent, L.L.C. and Alex J. Mandl, and the Appreciation Units previously granted by Teligent L.L.C. pursuant to its Long Term Incentive Compensation Plan.

         (j) "Effective Date" shall have the meaning set forth in Section 8(k) hereof.

         (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (l) "Fair Market Value" per share of Stock as of a particular date shall mean (i) the average of the high and low sale price per share of Stock (A) on the national securities exchange on which the Stock is principally traded for the last preceding date on which there was a sale of such Stock on such exchange or (B) if the Stock is not then traded on a national securities exchange, on the NNM for the last preceding date on which a sale of the Stock was reported on the NNM, (ii) if the Stock is not then traded on a national securities exchange and sales of the Stock are not then reported on the NNM, but the Stock is then quoted on an over-the-counter market other than the NNM, the average of the closing per share bid and asked prices for the Stock in such over-the-counter market for the last preceding date on which such prices were quoted in such market, (iii) if the shares of Stock are not then traded on a


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                  national securities exchange, sales of the Stock are not then reported on the NNM and the Stock is not then quoted on an over-the-counter market other than the NNM, such value as the Board, in its sole discretion, shall determine. Notwithstanding the foregoing, with respect only to the exercise price of Options awarded effective as of the date on which consummation of the Initial Offering takes place, the Fair Market Value of the Stock as of such date shall be the initial offering price of the Stock on such date.

         (m) "Incentive Stock Option" shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and is designated by the Board as an Incentive

                  Stock Option.

         (n) "Initial Offering" shall mean the initial public offering by Teligent of shares of Stock which is made pursuant to the terms of the Securities Act of 1933, as amended.

         (o)      "NNM" shall mean the Nasdaq National Market.

         (p) "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

         (q) "Option" shall mean the right, granted pursuant to the Plan, of a holder to purchase shares of Stock.

         (r) "Participant" shall mean an officer, other employee, director or consultant of the Company who is, pursuant to Section 4 of the Plan, selected to participate in the Plan.

         (s) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) Teligent or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Teligent or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an


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                  offering of such securities, (iv) a corporation owned,
                  directly or indirectly, by the stockholders of Teligent in substantially the same proportions as their ownership of stock of Teligent, or (v) The Associated Group, Inc. or any of its subsidiaries or affiliates.

         (t)      "Plan" shall have the meaning set forth in Section 1 hereof.

         (u) "Restricted Stock" shall mean any shares of Stock issued to a Participant, without payment to Teligent, pursuant to Section 7 of the Plan.

         (v) "Restricted Stock Award Program " shall mean the program set forth in Section 7 hereof.

         (w) "Stock" shall mean shares of the Class A Common Stock, par value $.01 per share, of Teligent.

         (x) "SAR" shall mean a stock appreciation right granted to a Participant under Section 6 of the Plan.


         (y)      "Section 16 Participant" shall have the meaning set forth in
                  Section 3 hereof.

         (z) "Stand-Alone SAR" shall mean a SAR which is not related to an Option.

         (aa) "Stock Option and SAR Program" shall mean the program set forth in Section 6 hereof.

         (ab) "Tandem SAR" shall mean a SAR which is granted in relation to an Option.

         (ac) "Teligent" shall have the meaning set forth in Paragraph 1 hereof.

         (ad) "Ten Percent Stockholder" shall mean a Participant who, at the time an Incentive Stock Option is to be granted to such Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Teligent.



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3.       Administration.

                  The Plan will be administered by the Board; provided that the Board may establish one or more Committees which may, to the extent set forth in the resolutions establishing such Committee or Committees, be authorized to grant Awards to, and administer such Awards with respect to, those Participants who are subject to Section 16 of the Exchange Act with respect to the Company ("Section 16 Participants") or who are executive officers of the Company. Any such Committee that is authorized to grant Awards to Section 16 Participants (a "Section 16 Committee") shall, to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act, be comprised of two or more "non-employee directors" within the meaning of such Rule, and any such Committee that is authorized to grant Awards to executive officers of the Company (which may or may not be the same Committee as the Section 16 Committee) shall, to the extent necessary to comply with Section 162(m) of the Code, be comprised of two or more "outside directors" within the meaning of such Section. In the case of grants of Awards to Participants who are neither Section 16 Participants nor executive officers of the Company, the Board in its discretion may delegate to a Committee or to members of the Company's management the authority, subject to such guidelines as the Board may approve from time to time and to ratification by the Board, to make grants of Awards to, and administer such Awards with respect to, such Participants. The Board shall have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authority either specifically granted to it under the Plan or necessary or advisable in connection with the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered or accelerated or an Option or Options, Stand-Alone SAR or Stand-Alone SARs may be repriced to a lower exercise price; to make adjustments in performance goals in recog-

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nition of unusual or non-recurring events affecting Teligent or the financial statements of Teligent, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements, consistent with the terms and provisions of the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan, consistent with the terms and provisions of the Plan. The Board shall keep minutes of its meetings.

4.       Eligibility.

                  Awards may be granted to officers, other employees, directors and consultants of the Company in the sole discretion of the Board. In determining the persons to whom Awards shall be granted and the type of Award, the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

5.       Stock Subject to the Plan; Limitation on Grants.

                  The maximum number of shares of Stock authorized and reserved for issuance pursuant to the Plan shall be [equal to the sum of (i) the actual number of shares issuable upon exercise of Conversion Options plus (ii) an additional number of shares equal to 3.5% of the sum of (x) the actual number of shares issuable upon exercise of Conversion Options plus (y) the total number of shares of all classes of the Company's Common Stock, par value $.01 per share, issued and outstanding immediately following the consummation of the Initial Offering].1 All such shares of Stock shall be subject to equitable adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by Teligent in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of

--------
1 Actual number of shares, determined as the sum of (i) and (ii), will be inserted upon such determination being made.



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Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

                  During the term of this Plan, no Participant can receive Awards, including Options, Restricted Stock and SARs (but excluding Conversion Options), relating to shares of Stock which in the aggregate exceed twenty percent (20%) of the total number of shares of Stock authorized for issuance pursuant to the Plan, as adjusted pursuant to the terms hereof.

                  In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with
Section 424 of the Code.

6.       Stock Option and SAR Program.

                  Each Option and SAR granted pursuant to this Section 6 shall be evidenced by an Award Agreement, in such form and containing such terms and conditions as the Board shall from time to time approve, which Award Agreement shall comply with and be subject to the following terms and conditions, as applicable. Each Conversion Option shall be governed by and subject to the terms of the


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Plan, as well as the specific terms and provisions previously determined by the
Board with respect thereto, which terms and provisions shall be set forth in the

Award Agreement evidencing such Conversion Option.

                  (a)      Stock Options.

                           (1)  Number of Shares.  Each Award Agreement shall
state the number of shares of Stock to which the Option relates.

                           (2)      Type of Option.  Each Award Agreement
shall state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

                           (3)      Option Price.  Each Award Agreement
shall state the Option price, which, except for the Conversion Options and as provided in Section 6(c)(2) below, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock covered by the Option on the date of grant. The Option price shall be subject to adjustment as provided in Section 5 hereof. Unless otherwise expressly stated in the Board resolution expressly granting an Option and except with respect to Options granted by members of the Company's management pursuant to delegated authority as contemplated by Section 3 of the Plan, the date as of which the Board adopts the resolution expressly granting an Option shall be considered the day on which such Option is granted.

                           (4)      Method and Time of Payment.  The
Option price shall be paid in full, at the time of exercise, in cash (including cash received from the Company as compensation or cash borrowed from the Company), in shares of Stock having a Fair Market Value equal to such Option price, in a combination of cash and Stock or, in the sole discretion of the Board, through a cashless exercise procedure, which may include an exercise through a registered broker-dealer pursuant to procedures which are, from time to time, deemed by the Board to be acceptable. Any shares of Stock withheld upon exercise as payment of the purchase price under an Option shall be valued at their Fair Market Value on the date of exercise.



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                           (5)      Term and Exercisability of Options. Each
Award Agreement shall provide that each Option shall become exercisable over a period determined by the Board in its discretion, provided, that the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be not more than ten (10) years from the date of the grant of the Option, except as provided in Section 6(c)(2) below, or such shorter period as is determined by the Board. The exercise period shall be subject to earlier termination as provided in Section 6(a)(6) hereof. An Option may be exercised, as to any or all full shares of Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of Teligent, specifying the number of shares of Stock with respect to which the Option is being exercised, together with payment in full of the Option price. For purposes of the preceding sentence, the date of exercise will be deemed to be the date upon which the Secretary of Teligent receives both the notification and the payment.

                           (6)      Termination.  The Agreement evidencing the
grant of each Award shall set forth the terms and conditions applicable to such Award upon a termination of an employee Participant's employment by the Company or the termination of a consultant or director Participant's service with the Company, which shall be as the Board may, in its discretion determine at the time the Award is granted or thereafter.

                  (b) Stock Appreciation Rights. The Board shall have authority to grant Stand-Alone SARs, and Tandem SARs with respect to all or some of the shares of Stock covered by an Option. Stand-Alone SARs granted pursuant to this
Section 6 shall be evidenced by an Award Agreement, in such form as the Board shall from time to time approve, and the terms and conditions of such Awards shall be set forth therein. A Tandem SAR shall, except as provided in this Section (6)(b), be subject to the same terms and conditions as the related Option. Each Tandem SAR granted pursuant to the Plan shall be reflected in the Award Agreement evidencing the related Option.



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                           (1)      Time of Grant of Tandem SARs.  A Tandem SAR
may be granted either at the time of grant, or at any time thereafter during the term of the Option; provided, however, that Tandem SARs related to Incentive Stock Options may only be granted at the time of grant of the related Option.

                           (2)  SAR Price.  Each Award Agreement shall state the
price for a Stand-Alone SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock covered by the Stand-Alone SAR on the date of grant. The price for a Tandem SAR shall be set forth in the Award Agreement evidencing the related Option.

                           (3)      Payment.  A SAR shall entitle the holder
thereof, upon exercise of the SAR or any portion thereof, to receive payment of an amount computed pursuant to paragraph (5) below.

                           (4)  Exercise.  Each Award Agreement shall provide
that each Stand-Alone SAR shall become exercisable over a period determined by the Board in its discretion, provided, that the Board shall have the authority to accelerate the exercisability of any Stand-Alone SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be not more than ten (10) years from the date of the grant of the Stand-Alone SAR or such shorter period as is determined by the Board. The exercise period shall be subject to earlier termination as provided in Section 6(b)(8) hereof.


                           A Tandem SAR shall be exercisable at such time or
times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Tandem SAR granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

                           (5)  Amount Payable.  Upon the exercise of
a SAR, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Stock on the date of


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exercise of such SAR over the price of the Stand-Alone SAR or the Option to which the Tandem SAR relates, as appropriate, by (ii) the number of shares of Stock as to which such SAR is being exercised. Notwithstanding the foregoing, the Board may limit in any manner the amount payable with respect to any SAR by including such a limit at the time it is granted.

                           (6)  Treatment of Related Options and Tandem SARs
Upon Exercise. Upon the exercise of a Tandem SAR, the related Option shall be cancelled to the extent of the number of shares of Stock as to which the Tandem SAR is exercised (and will be deemed to have been exercised for purposes of determining the number of shares available for the grant of Awards under the
Plan), and upon the exercise of an Option granted in connection with a Tandem SAR, the Tandem SAR shall be cancelled to the extent of the number of shares of Stock as to which the Option is exercised (and will be deemed to have been exercised for purposes of determining the number of shares available for the grant of Awards under the Plan).

                           (7)  Method of Exercise.  SARs shall be exercised
by a Participant only by a written notice delivered in person or by mail to the Company, Attention: Senior Vice President for Human Resources, specifying the number of whole shares of Stock with respect to which the SAR is being exercised. If requested by the Board, the Participant shall deliver the Award Agreement evidencing the SAR and, if applicable, the related Option, which Award Agreement shall be endorsed with a notation of such exercise and returned to the Participant. For purposes of this paragraph (7), the date of exercise will be deemed to be the date upon which the Company receives such notification.

                           (8)  Form of Payment.  Payment of the amount
determined under paragraph (5) above may, in the sole discretion of the Board, be made solely in whole shares of Stock in a number determined based upon their Fair Market Value on the date of exercise of the SAR or, alternatively, in the sole discretion of the Board, solely in cash, or in a combination of cash and shares of Stock as the Board deems advisable. If the Board determines that payment may be made solely in shares of Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.


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                  (c)      Incentive Stock Options.  Options granted as
Incentive Stock Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this
Section 6.

                           (1)      Value of Shares.  The aggregate Fair
Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other Plans of the Company become exercisable for the first time by each Participant during any calendar year shall not exceed $100,000.

                           (2)  Ten Percent Stockholder.  In the case
of an Incentive Stock Option granted to a Ten Percent Stockholder, (x) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option, and (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

7. Restricted Stock Award Program. Restricted Stock Awards granted pursuant to this Section 7 shall be evidenced by an Award Agreement, in such form as the Board shall from time to time approve, and the terms and conditions of such Awards shall be set forth therein. At the time of the grant of a Restricted Stock Award, the Board may impose such restrictions or conditions to the vesting of such Award as it, in its sole discretion, deems appropriate.
Such conditions to vesting may include (without limitation), in the Board's sole discretion, the achievement of performance goals which may be set forth in the Award Agreement. Such performance goals may (without limitation) be based on an increase in the trading price of Stock, achievement of certain goals relating to Teligent's return on assets, return on equity or earnings per share, in each case, determined in accordance with generally accepted accounting principles.

                  (a) Restrictions. Prior to the vesting of a share of Restricted Stock, such share of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution. Certificates for shares of Stock which may be issued pursuant to Restricted Stock Awards shall bear an appropriate legend refer-


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ring to such restrictions, and any attempt to dispose of any such shares of
Stock in contravention of such re strictions shall be null and void and without effect.

                  (b) Forfeiture. Subject to such exceptions as may be determined by the Board, if an employee Participant's continuous employment with the Company shall terminate for any reason, or if a consultant or director Participant's service with the Company shall terminate for any reason, any shares remaining subject to restrictions shall thereupon be forfeited by the Participant and transferred to, and reacquired by, Teligent at no cost to Teligent.

                  (c) Ownership. Except to the extent otherwise set forth in the Award Agreement, a Participant who is granted a Restricted Stock Award shall possess all incidents of ownership of such shares, subject to Section 7(a), including the right to receive dividends with respect to such shares and to vote such shares.

8.       General Provisions.

                  (a) Compliance with Legal Requirements. The Plan and the granting and exercising of Awards, and the other obligations of Teligent under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. Teligent, in its discretion, may postpone the issuance or delivery of Stock under any Award as Teligent may consider appropriate and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

                  (b) Nontransferability. Awards shall not be transferable by a Participant other than (i) gratuitous transfers by an officer of the Company who is the holder of an Award to his or her immediate family members or to a trust for the benefit of any such immediate family member or members, (ii) by will or the laws of descent and distribution or, (iii) if then permitted by Rule 16b-3 under the Exchange Act, pursuant to a Qualified Domestic Relations Order (as defined under the Code or


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Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). Awards shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

                  (c) No Right To Continued Employment. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to continue service as a consultant or director of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such employee Participant's employment or the service of a consultant or director Participant.

                  (d) Withholding Taxes. Where a Participant or other person is entitled to receive shares of Stock pursuant to the exercise of an Option or is otherwise entitled to receive shares of Stock or cash pursuant to an Award hereunder, Teligent shall have the right to require the Participant or such other person to pay to Teligent the amount of any taxes which Teligent may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares.

                           If a Participant makes a disposition, within the
meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the date after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share or shares of Stock to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to Teligent at its principal executive office.

                           Unless otherwise prohibited by the Board
or by applicable law, a Participant may satisfy any such withholding tax obligation by any of the following methods, or by a combination of such methods: (a) tendering a cash payment; (b) authorizing Teligent to withhold from


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the shares of Stock or cash otherwise payable to such Participant (1) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation; or (c) delivering to Teligent previously acquired shares of Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

                  (e) Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval under applicable law in order for the Plan to continue to comply with

Section 422 or 162(m) of the Code or in order for the Plan to continue to comply with the rules and regulations of any exchange or other trading market on which Teligent's shares of Stock are traded shall be effective unless the same shall be approved by the requisite vote of the stockholders of Teligent. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan. The power to grant Options under the Plan will automatically terminate at the end of the [2007] fiscal year. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

                  (f) Change in Control. Notwithstanding any other provision of the Plan to the contrary, if, while any Awards remain outstanding under the Plan, a Change in Control of Teligent (as defined in this Section 8(f)) shall occur, then (unless otherwise provided in the applicable Award Agreement), (x) all Options and SARs that are outstanding at the time of such Change in Control shall become immediately exercisable in full and (y) all restrictions with respect to shares of Restricted


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Stock shall lapse, and such shares shall be fully vested and nonforfeitable.

                           For purposes of this Section 8(f), a "Change in
Control" of Teligent shall occur if --

                           (1) any person or entity, or group of affiliated
persons or entities, other than The Associated Group, Inc., a Delaware corporation, and Telcom-DTS Investors, L.L.C., a Delaware limited liability company ("collectively, the Original Shareholders") and/or their respective affiliates acquires stock of the Company representing more than fifty percent (50%) of the voting power of all such outstanding stock;

                           (2) the majority of the Board consists of persons who
are designees of any person or entity or group of affiliated persons or entities which hold stock in the Company, other than the Original Shareholders and/or their respective affiliates;

                           (3) the Company adopts a plan of liquidation
providing for the distribution of all or substantially all of its  assets; or

                           (4) all or substantially all of the business
enterprise of the Company is disposed of pursuant to a sale of assets transaction or a merger, consolidation or similar transaction in which the Company is not the surviving entity (unless (A) no person or entity, or group of affiliated persons or entities, other than the Original Shareholders and/or their respective affiliates, owns immediately after such transaction stock or other equity interests of the entity which succeeds to the business of the Company as a result of such transaction representing more than fifty percent (50%) of the voting power of all such outstanding stock, (B) a majority of the board of directors (or comparable governing body) of the entity which succeeds to the business of the Company as a result of such transaction consists of persons (or persons designated by such persons) who constituted a majority of the Board immediately prior to such transaction, and (C) such successor entity assumes in writing the Company's obligations under the Plan. For purposes of this definition, "affiliate" (or derivations thereof) of any person or entity means any other person or entity directly or indirectly controlling or controlled by or


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under direct or indirect common control with such person or entity; and for purposes of such definition, "control" when used with respect to any person or entity means the power to direct the management and policies of such person or entity, directly or indirectly, whether through the ownership of voting securities or other equity interests, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  (g) Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of stock covered by any Award until the date of the issuance of a Stock certificate to him for such shares.

                  (h) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of Teligent.

                  (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

                  (k) Effective Date. The Plan has previously been approved by the Board and Teligent's sole stockholder. The Plan shall become effective on the effective date of the Initial Offering (the "Effective Date"), and shall be of no force and effect if the Initial Offering is not consummated.




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                  (l) Beneficiary. A Participant may file with the Board a
written designation of a beneficiary on such form as may be prescribed by the Board and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

                  (m) Interpretation. The Plan is designed and intended to comply with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.


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